UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

As previously reported, on March 27, 2008, Aeolus Pharmaceuticals, Inc. (“Aeolus” or the “Company”) entered into a secured credit agreement (the “Margin Agreement”) in amount of up to $230,000 with UBS Financial Services, Inc. ("UBS"), and on March 28, 2008, the Company received $230,000 under the Margin Agreement.  On April 8, 2008, UBS agreed to lend an additional $130,000 to the Company under the Margin Agreement. Aeolus agreed to the increase and on April 8, 2008, the Company drew the additional $130,000 under the amended agreement.

As previously reported, the Margin Agreement bears interest at the per annum rate of LIBOR plus 0.25 percent.  Availability of the line of credit is subject to the Company’s compliance with certain financial and other covenants.   Borrowings under the Margin Agreement are secured by the Company’s investments held by UBS. The proceeds of the Margin Agreement will be used to provide working capital for the Company and its subsidiaries.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 of this report for a description of an amendment to the Margin Agreement and the Company's draw of an additional $130,000 under the amended agreement on April 8, 2008.

Statements in the preceding paragraphs and all other statements that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These statements include, but are not limited to, those related to: disruption in the credit markets; the Company's cash projections; and other matters discussed in the Company's filings with the Securities and Exchange Commission.  Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to: the current financial market generally; the market for auction-rate securities; and changes to the Company's projected cash requirements. Certain of these factors and others are more fully described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended September 30, 2007. These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date:  April 8, 2008                                                                           /s/ Michael P. McManus___________________
Michael P. McManus
Chief Financial Officer, Treasurer and Secretary